Exhibit 99.1
Press Release
Penguin Solutions Strengthens AI Factory Platform Strategy with Appointment of David Heard to Board of Directors
FREMONT, Calif. — May 18, 2026 — Penguin Solutions, Inc. (“Penguin Solutions” or the “Company”) (Nasdaq: PENG), the AI Factory Platform company, today announced that David Heard, President of Network Infrastructure at Nokia, has been appointed to Penguin Solutions’ board of directors, effective immediately.
Heard is a seasoned technology executive with more than three decades of experience leading large-scale technology and infrastructure organizations through periods of growth and transformation. His track record of operational execution and scaling global businesses is expected to complement the board’s expertise as Penguin Solutions continues to converge its capabilities in memory and AI infrastructure.
“David brings experience scaling complex infrastructure platforms, optical networking technologies, and global operations,” said Kash Shaikh, President and CEO of Penguin Solutions. “As enterprises accelerate adoption of inference and agentic AI workloads, and demand for memory and AI infrastructure continues to grow, we believe David’s strategic insight and industry expertise will be valuable to the continued advancement of our AI Factory Platform strategy and our work helping customers deploy AI at production scale.”
Heard has served as President of Network Infrastructure at Nokia (NYSE: NOK) since June 2025. He joined Nokia in February 2025 following its acquisition of Infinera Corporation (formerly Nasdaq: INFN), where he served as Chief Executive Officer. Prior to joining Infinera in June 2017, Heard held leadership roles at several technology companies, including JDS Uniphase Corporation, BigBand Networks, Inc., Somera Communications, Inc., Lucent Technologies, and AT&T.
“I am honored to join the Penguin Solutions board at an important time for both the Company and the broader AI industry,” said Heard. “The Company’s AI Factory Platform strategy, built on the convergence of memory and AI infrastructure, strategically positions Penguin Solutions to help customers address the growing demands of inference and next-generation AI deployments. I look forward to working with the board and management team to help drive long-term growth.”
Heard also served as a member of the board of directors of Infinera Corporation from November 2020 to February 2025 and currently serves on the Max M. Fisher College of Business Alumni Board. He holds a Master of Science in Management as a Sloan Fellow from the Stanford Graduate School of Business, a Master of Business Administration from the University of Dayton, and a Bachelor of Arts in Production and Operations Management from The Ohio State University.

Use of Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that are not historical in nature, that are predictive or that depend upon or refer to future events or conditions. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements may include, but are not limited to, statements concerning the Company’s AI Factory Platform strategy, the continued convergence of its memory and AI infrastructure capabilities, the anticipated benefits of Heard’s appointment to the board, and the Company’s ability to help its customers deploy and scale AI workloads. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “believe,” “could,” “will,” “may” and other words of similar meaning. These forward-looking statements are based on current expectations, circumstances, aspirations and assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. These forward-looking statements are subject to a number of significant risks, uncertainties and other factors, many of which are outside Penguin Solutions’ control, including, among others, failure to realize opportunities relating to the Company’s growth strategy, and other factors and risks detailed in Penguin Solutions’ filings with the U.S. Securities and Exchange Commission (which include Penguin Solutions’ most recent Annual Report on Form 10-K). Such factors and risks as outlined above and in such filings do not constitute all factors and risks that could cause actual results of Penguin Solutions to be materially different from Penguin Solutions’ forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of the date of this press release, and Penguin Solutions does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.
About Penguin Solutions
Penguin Solutions (Nasdaq: PENG) is a leading provider of memory and AI infrastructure, powering the AI factories of the future for enterprises, sovereign AI initiatives, and neocloud providers.
Built on decades of engineering expertise at the intersection of memory and AI/HPC infrastructure, we bring together differentiated infrastructure software, advanced memory, compute systems, end-to-end services, and industry-leading partner solutions in a full-stack AI factory platform designed to help customers deploy and scale AI workloads with speed and precision.
Headquartered in Silicon Valley, California, we operate globally through our network of R&D, manufacturing, and sales locations. Learn more at PenguinSolutions.com.

Investor Contact:
Suzanne Schmidt
Investor Relations
+1-510-360-8596
ir@penguinsolutions.com
PR Contact:
Maureen O’Leary
Corporate Communications
+1-602-330-6846
pr@penguinsolutions.com